UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27802
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2022

Item 1. REPORT TO STOCKHOLDERS.

(a)

Semi-Annual Report 2022
As of the Fiscal Period from October 1, 2021 through March 31, 2022
(Unaudited)

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Sector Rotation Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Sector Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Sector Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Sector Rotation Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/SectorRotation or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Sector Rotation Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

The Worst of Times?

After a shockingly calm 2021, chaos returned to the economy and markets in the first quarter of 2022. Inflation surged to a 40-year high; the U.S. Federal Reserve (Fed) said it would raise interest rates faster than previously expected; and Russia invaded Ukraine, marking the first major military conflict in Europe in decades. One could hardly imagine a worse confluence of factors, at least in modern times (though those old enough to survive past events, including World War II, will undoubtedly say otherwise.) So let’s dig a little deeper. How bad is it? And how bad is it going to get?

Wherefore Art Thou, COVID?

At this time last year, we were talking about the impact of COVID on the economy and market in the form of supply-chain disruptions. That’s old news now.

First, Russia has invaded Ukraine and the resulting economic sanctions have elevated commodity prices globally. And it’s not just oil prices that are rising; food prices are also threatened, because Ukraine and Russia are major exporters of grains and fertilizer.

Russia and Ukraine together export 28% of fertilizers made from nitrogen, phosphorous, and potassium, according to Morgan Stanley. And together Russia and Ukraine account for one third of global wheat and barley exports.

Meanwhile, Russia and Belarus are responsible for about 40% of the world’s potash exports—or were responsible. Russia’s exports were hit by sanctions, and in February, Belaruskali, a major Belarus fertilizer producer, announced that it wouldn’t be able to uphold its contracts due to forces beyond its control.

If that wasn’t enough to get you worried about food shortages, there was a string of fires at nearly two dozen food processing facilities across the United States and Canada recently. A few days before I wrote this, for example, a massive fire destroyed parts of the Azure Standard Headquarters in Oregon, a company that describes itself as “the USA’s largest independent food distributor.” Other victims were the Taylor Farms packaged salad plant in California; the Gem State potato processing plant in Idaho; and a Nestle plant in Arkansas, to name just a few.

You might be shocked. Food shortages? In the United States? Home of Costco and the supersize meal at McDonalds? It seems preposterous to those who have lived in times of plenty. And maybe it’s exaggerated. But something certainly has some people worried.

Inflation Skyrockets

While we can’t be sure there will be a food shortages, there has definitely been an increase in the cost of food, which creates shortages for many. That’s because the U.S. inflation rate accelerated to 8.5% annualized in March of 2022, the highest level we’ve seen since December of 1981.

Sometimes we get a silver lining with inflation numbers (like much lower inflation excluding the volatile energy and food categories), but that wasn’t the case this time. annualized, the most in 40 years. Energy prices rose 32% overall, with gasoline rising 48% and fuel oil rising 70.1%. Food prices rose 8.8%, shelter rose 5.0%, new vehicles rose 12.5%, and used vehicles rose 35.3%. Excluding volatile energy and food categories, inflation still rose a miserable 6.5%.

With major commodities such as oil, wheat, corn, and natural gas surging in response to the Russia-Ukraine conflict, it’s unlikely that inflation will ease anytime soon. So speaking of Costco, it might not be a bad idea to stock up.

Interest-Rate Hikes Loom

That brings us to interest rates. “Don’t fight the Fed” is often heard among Wall Street types, and that saying is certainly apt today—because the Fed is fighting inflation (inflation it had a pretty big role in creating, by the way), and the rest of us have no chance.

In November 2021, the Fund added two low-cost treasury inflation-protected (“TIPs”) ETFs in the portfolio.  This was designed to ease the effects inflation would have on both the stock and bond markets.  As of the fiscal year ended March 31, 2022, both positions are still held in the Fund.  We believe the TIPs delivered their desired effect.

The Fed has consistently warned that aggressive interest-rate hikes are coming in the months ahead, and in April Fed Chairman Jerome Powell confirmed that the central bank is determined to bring down inflation with aggressive rate hikes starting as soon as May. That was generally taken to mean the Fed will depart from its usual 25-basis-point hikes and move to a 50-basis-point hike. “It’s absolutely essential to restore price stability,” Powell said, adding that “it’s going to be very challenging.

Challenging for whom, Jerome?

A Recipe for Recession?

Over time, higher interest rates will drag on economic growth. Rising home prices (inflation) and higher mortgage rates (interest rates) are starting to discourage home buyers. A housing-market correction could loom, but just as importantly, such a correction could have a reverberating effect through the economy. When people don’t buy houses, they don’t buy furniture or freezers, and they don’t host big housewarming parties that rely on pizza deliveries and caterers, for example.

Even before the Russia-Ukraine conflict, we expected U.S. economic growth to decelerate meaningfully by the end of this year; now that crippling economic sanctions against Russia are in place, and commodity prices are still very elevated, there’s an even greater the chance of seeing a material slowdown in the global economy.

Some economists will tell you core macroeconomic fundamentals remain strong while U.S. corporations and consumers are financially healthy, so the economic slowdown won’t be a recession, per se. I’m not so sure. When you see how much money the U.S. government is printing and spending; add in the global supply-chain shocks from COVID and the Russia-Ukraine conflict; and stir in rising interest rates—well, it seems to be like a perfect recipe for recession.

And this quarter we also expect the Fed to start reducing its balance sheet—which means it will unload the assets it acquired via its quantitative easing (QE) program over the past two years. If that balance-sheet reduction is more aggressive than markets expect, that could also weigh on the economy and markets.

But who am I to say? It’s not like I’ve been right before about recessions.

Wait. I have been right before.

Markets Shudder

All of the factors I mentioned pushed stocks lower in the first quarter of 2022. The S&P 500 Index, Dow Jones Industrial Average, Nasdaq Composite Index, and Russell 2000 Index were all in negative territory for the quarter.

Stocks did mount a strong rebound in late March, thanks to incrementally positive geopolitical and monetary policy news—the Ukrainians not losing as badly as expected and the Fed not hiking rates as high as expected.  Let’s see if it holds.

Looking at style, value outperformed growth as investors fled overpriced growth-oriented stocks and rotated into more fairly valued sectors of the market. In terms of market capitalization, large-cap stocks outperformed small-cap stocks given the geopolitical uncertainty and rising interest rates. (Small-cap stocks typically rely on debt financing to sustain their businesses, so rising interest rates can hurt them.) And on a sector level, only two of the 11 sectors in the S&P 500 Index finished the quarter with a positive return. Energy benefitted from a surge in oil and natural gas prices in response to the Russia-Ukraine conflict, and utilities held up as investors rotated into defensive sectors.

During the year ended March 31, 2022, we added a low-cost S&P 500 value ETF to the portfolio.  Approximately 70% of the holding in several lots were sold at a realized profit over the fiscal year.

Meanwhile, bonds registered some of the worst performance in years during the first quarter declining as investors fled fixed income in the face of high inflation and rising rates. Investment-grade bonds underperformed high-yield debt.

As we make our way through the second quarter, markets are facing considerable uncertainty as the factors I mentioned remain in place, so we should all expect continued volatility across asset classes in the short term. Navigate carefully.

As always, I appreciate the trust you have placed in me, and I will continue to work hard each and every day to maintain the trust.

Mark Anthony Grimaldi,
Economist and Author

(RCSEC0522001)

Sector Rotation Fund

Schedule of Investments
(Unaudited)

As of March 31, 2022
	Shares	Value (Note 1)

EXCHANGE-TRADED FUNDS - 94.27%

Communication Services - 6.32%
Vanguard Communcation Services ETF	17,000	$2,040,850

Consumer Discretionary - 17.70%
SPDR S&P Retail ETF	15,000	1,133,100
Vanguard Consumer Discretionary ETF	15,000	4,578,600
		5,711,700
Consumer Staples - 6.68%
Vanguard Consumer Staples ETF	11,000	2,155,010

Currency - 1.77%
ProShares Bitcoin Strategy ETF	20,000	571,200

Financials - 5.79%
Vanguard Financials ETF	20,000	1,867,800

Fixed Income - 10.67%
iShares 20+ Year Treasury Bond ETF	8,000	1,079,840
iShares iBoxx Investment Grade ETF	8,000	971,523
iShares TIPS Bond ETF	5,000	622,850
Vanguard Short-Term Inflation-Protected ETF	15,000	768,150
		3,442,363
Growth - 4.10%
SPDR Portfolio S&P 500 Growth ETF	20,000	1,324,200

Health Care - 15.53%
VanEck Pharmaceutical ETF	15,000	1,196,400
Vanguard Health Care ETF	15,000	3,815,700
		5,012,100
Industrials - 0.90%
ProShares UltraShort Bloomberg Crude Oil ETF	50,000	289,500

Information Technology - 14.20%
Vanguard Information Technology ETF	11,000	4,581,280

Large-Cap - 1.40%
SPDR S&P 500 ETF Trust	1,000	451,640

Materials - 6.62%
Vanguard Materials ETF	11,000	2,134,550

Value - 2.59%
SPDR S&P 500 Value ETF	20,000	835,000

Total Exchange-Traded Funds (Cost $23,240,313)		30,417,193

		(Continued)

Sector Rotation Fund

Schedule of Investments
(Unaudited)

As of March 31, 2022
			Shares	Value (Note 1)

SHORT-TERM INVESTMENT - 3.80%
Fidelity Institutional Money Market Fund - Treasury Portfolio, 0.14% §			1,226,326	$1,226,326

Total Short-Term Investment (Cost $1,226,326)				1,226,326

Total Value of Investments (Cost $24,466,639) - 98.07%				$31,643,519

Other Assets Less Liabilities - 1.93%				623,201

NET ASSETS - 100.00%				$32,266,720

§	Represents 7 day effective yield as of March 31, 2022.

	Summary of Investments
	(Unaudited)	% of Net
		Assets	Value
	Exchange-Traded Funds:
	Communication Services	6.32%	$2,040,850
	Consumer Discretionary	17.70%	5,711,700
	Consumer Staples	6.68%	2,155,010
	Currency	1.77%	571,200
	Financials	5.79%	1,867,800
	Fixed Income	10.67%	3,442,363
	Growth	4.10%	1,324,200
	Health Care	15.53%	5,012,100
	Industrials	0.90%	289,500
	Information Technology	14.20%	4,581,280
	Large-Cap	1.40%	451,640
	Materials	6.62%	2,134,550
	Value	2.59%	835,000
	Short-Term Investment	3.80%	1,226,326
	Other Assets Less Liabilities	1.93%	623,201
	Total Assets	100.00%	$ 32,266,720

See Notes to Financial Statements

Sector Rotation Fund

Statement of Assets and Liabilities
(Unaudited)

As of March 31, 2022

Assets:
Investments, at value (cost $24,466,639)	$31,643,519
Receivables:
Investments sold	3,829,183
Fund shares sold	10,040
Dividends and interest	1,381
Prepaid expenses:
Registration and filing expenses	8,663

Total assets	35,492,786

Liabilities:
Payables:
Investments purchased	3,174,164
Fund shares purchased	555
Accrued expenses:
Advisory fees	26,460
Professional fees	12,627
Custody fees	4,112
Distribution and service fees	3,517
Administrative fees	1,301
Insurance fees	923
Shareholder fulfillment expenses	532
Transfer agent fees	489
Miscellaneous expenses	446
Trustee fees and meeting expenses	444
Security pricing fees	361
Fund accounting fees	128
Compliance fees	7

Total liabilities	3,226,066

Net Assets	$32,266,720

Net Assets Consist of:
Paid in Capital	$22,833,405
Distributable Earnings	9,433,315

Total Net Assets	$32,266,720
Shares Outstanding, no par value (unlimited authorized shares)	2,202,687
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$14.65

See Notes to Financial Statements

Sector Rotation Fund

Statement of Operations
(Unaudited)

For the Fiscal Period Ended March 31, 2022

Investment Income:
Dividends	$189,209

Total Investment Income	189,209

Expenses:
Advisory fees (Note 2)	162,998
Distribution and service fees (Note 4)	40,750
Administration fees (Note 2)	20,122
Professional fees	18,695
Registration and filing expenses	15,206
Fund accounting fees (Note 2)	15,098
Transfer agent fees (Note 2)	10,804
Shareholder fulfillment expenses	10,192
Compliance fees (Note 2)	6,006
Custody fees (Note 2)	5,575
Trustee fees and meeting expenses (Note 3)	4,368
Miscellaneous expenses (Note 2)	2,184
Insurance fees	2,116
Security pricing fees	1,638

Total Expenses	315,752

Net Investment Loss	(126,543)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from investment transactions	2,383,436

Net change in unrealized depreciation on investments	(1,987,456)

Net Realized and Unrealized Gain on Investments	395,980

Net Increase in Net Assets Resulting from Operations	$269,437

See Notes to Financial Statements

Sector Rotation Fund

Statements of Changes in Net Assets
	March 31,	September 30,
For the fiscal year or period ended	2022 (a)	2021

Operations:
Net investment loss	$(126,543)	$(284,269)
Net realized gain from investment transactions	2,383,436	2,118,768
Net change in unrealized appreciation (depreciation) on investments	(1,987,456)	3,342,486

Net Increase in Net Assets Resulting from Operations	269,437	5,176,985

Distributions to Shareholders:	(1,680,501)	(320,001)

Decrease in Net Assets Resulting from Distributions	(1,680,501)	(320,001)

Beneficial Interest Transactions:
Shares sold	1,583,779	3,189,138
Reinvested dividends and distributions	1,677,686	319,129
Shares repurchased	(1,620,511)	(1,917,247)

Increase from Beneficial Interest Transactions	1,640,954	1,591,020

Net Increase in Net Assets	229,890	6,448,004

Net Assets:
Beginning of period	32,036,830	25,588,826
End of period	$32,266,720	$32,036,830

Share Information:
Shares sold	103,556	217,721
Reinvested distributions	111,326	23,176
Shares repurchased	(109,919)	(132,008)
Increase in Shares of Beneficial Interest	104,963	108,889

(a) Unaudited.

See Notes to Financial Statements

Sector Rotation Fund

Financial Highlights

For a share outstanding during each	March 31,		September 30,
of the fiscal years or period ended	2022	(f)	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$ 15.27		$ 12.87	$ 12.94	$ 14.58	$ 12.99

Income (Loss) from Investment Operations
Net investment loss (a)(c)(e)	(0.05)		(0.14)	(0.07)	(0.05)	(0.10)
Net realized and unrealized gain (loss)
on investments	0.22		2.70	1.08	(0.46)	2.48

Total from Investment Operations	0.17		2.56	1.01	(0.51)	2.38

Less Distributions to Shareholders:
From net investment income	-		-	-	(0.38)	(0.01)
From net realized gain	(0.79)		(0.16)	(1.08)	(0.75)	(0.78)

Total Distributions	(0.79)		(0.16)	(1.08)	(1.13)	(0.79)

Net Asset Value, End of Period	$ 14.65		$ 15.27	$ 12.87	$ 12.94	$ 14.58

Total Return (b)	0.75%	(h)	20.03%	8.04%	(2.41)%	19.05%

Net Assets, End of Period (in thousands)	$32,267		$32,037	$ 25,589	$ 24,941	$ 26,707

Ratios of:
Gross Expenses to Average Net Assets (c)(d)	1.94%	(g)	1.95%	2.10%	2.05%	1.96%
Net Expenses to Average Net Assets (c)	1.94%	(g)	1.95%	2.10%	2.02%	1.96%
Net Investment Loss to Average
Net Assets (c)(e)	(0.78)%	(g)	(0.95)%	(0.57)%	(0.38)%	(0.71)%

Portfolio turnover rate	184.69%	(h)	211.18%	274.61%	184.39%	219.74%

(a)	Calculated using the average shares method.
(b)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(e)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Unaudited.
(g) Annualized.
(h) Not annualized.

See Notes to Financial Statements

Sector Rotation Fund

Notes to Financial Statements (Unaudited)

As of March 31, 2022

1.  Organization and Significant Accounting Policies

The Sector Rotation Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”).  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.  The Fund is a separate, non-diversified series of the Trust.

The Fund commenced operations on December 31, 2009 as a series of the World Funds Trust (“WFT”).  Shareholders approved the reorganization of the Fund as a series of the Trust at a special meeting on June 22, 2011.  The reorganization occurred on June 27, 2011.  Effective November 29, 2010, the Fund changed its name from the Navigator Fund to the Sector Rotation Fund.

The investment objective of the Fund is to seek to achieve capital appreciation.  The Fund utilizes a sector rotation strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  Under normal circumstances, the Fund invests in exchange-traded funds (“ETFs”).  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.   Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Sector Rotation Fund

Notes to Financial Statements (Unaudited)

As of March 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2022 for the Fund’s assets measured at fair value:

Sector Rotation Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Funds*	$30,417,193	$30,417,193	$-	$-
Short-Term Investment	1,226,326	1,226,326	-	-
Total	$31,643,519	$31,643,519	$-	$-

(a)	The Fund had no Level 3 holdings during the fiscal period ended March 31, 2022.
*Refer to Schedule of Investments for breakdown by Industry.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund is responsible for all expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to Grimaldi Portfolio Solutions, Inc. (the “Advisor”) calculated at the annual rate of 1.00% of the Fund’s average daily net assets.

(Continued)

Sector Rotation Fund

Notes to Financial Statements (Unaudited)

As of March 31, 2022

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 2.14%. The Expense Limitation Agreement runs through January 31, 2023 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

For the fiscal period ended March 31, 2022, $162,998 in advisory fees were incurred, and no fees were waived by the Advisor.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund’s custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of March 31, 2022, the Administrator received $2,184 in miscellaneous reporting expenses.

A breakdown of the fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $20,122 in administration fees, $5,575 in custody fees, and $15,098 in fund accounting fees for the fiscal period ended March 31, 2022.

Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

(Continued)

Sector Rotation Fund

Notes to Financial Statements (Unaudited)

As of March 31, 2022

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund. The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings. Additional fees were incurred during the period as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

4.   Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Fund for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal period ended March 31, 2022, $75,150 in distribution and service fees were incurred by the Fund.

5.   Purchases and Sales of Investment Securities

For the fiscal period ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$58,284,942	$54,864,737

There were no long-term purchases or sales of U.S Government Obligations during the fiscal period ended March 31, 2022.

6.   Risks

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

(Continued)

Sector Rotation Fund

Notes to Financial Statements (Unaudited)

As of March 31, 2022

COVID-19 Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Foreign Securities Risk.  The ETFs held by the Fund may have significant investments in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Investments in ETFs. Since the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index.  ETFs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. ETFs are subject to additional risks such as the fact that its shares may trade at a market price that is above or below its net asset value (“NAV”) or an active market may not develop.

Leveraged or Inverse ETFs. The Fund may invest in leveraged and/or inverse ETFs, including multiple inverse (or ultra-short) ETFs. These ETFs are subject to additional risk not generally associated with traditional ETFs. Leveraged ETFs seek to multiply the performance of the particular benchmark that is tracked (which may be an index, a currency or other benchmark). Inverse ETFs seek to negatively correlate to the performance of the benchmark. These ETFs seek to achieve their returns by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is an ultra-short ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if an ultra-short ETF that seeks twice the inverse return, it would lose 2%). By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required.
(Continued)

Sector Rotation Fund

Notes to Financial Statements (Unaudited)

As of March 31, 2022

Manager Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The portfolio manager’s experience is discussed in the section of this prospectus entitled “Management of the Fund – Investment Advisor.”

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects. The Fund’s performance per share will change daily in response to such factors.

Portfolio Turnover Risk.  The Advisor may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  The payment of taxes on gains could adversely affect the Fund’s performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Sector Focus Risk.  Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:
•
Consumer Discretionary.  Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending.  These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

•
Consumer Staples.  Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, and consumer spending. These companies also are subject to the risk that government regulation could affect the permissibility of using various production methods and food additives, which regulations could affect company profitability. The success of food, household, and personal product companies may be strongly affected by consumer tastes, marketing campaigns, and other factors affecting supply and demand.

•
Industrials. Companies in this sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, and economic conditions will affect the performance of these companies. These companies can also be cyclical, subject to sharp price movements, and significantly affected by government spending policies.

•
Information Technology.  The performance of companies in this sector may be adversely affected by intense competition both domestically and internationally; limited product lines, markets, financial resources, or personnel; rapid product obsolescence and frequent new product introduction; dramatic and unpredictable changes in growth rates; and dependence on patent and intellectual property rights.

•
Small-Cap and Mid-Cap Securities Risk.  The Fund or ETFs held by the Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Sector Rotation Fund

Notes to Financial Statements (Unaudited)

As of March 31, 2022

7.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund’s tax positions taken or to be taken on federal income tax returns for the open tax years of September 30, 2018 through September 30, 2021, and through the fiscal period ended March 31, 2022, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

Distributions during the fiscal year or period ended were characterized for tax purposes as follows:

	March 31, 2022	September 30, 2021
Income Distribution	$ 906,500	$ -
Long-Term Capital Gain	$ 774,001	320,001

At March 31, 2022, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$24,466,639

Unrealized Appreciation	7,268,241
Unrealized Depreciation	(91,361)
Net Unrealized Appreciation	$7,176,880

8.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As March 31, 2022, Charles Schwab held 77.42% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.

9.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

10.   Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Sector Rotation Fund

Additional Information (Unaudited)

As of March 31, 2022

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy and Corporate Action Voting Policies and Procedures is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal period ended March 31, 2022.

During the fiscal period, $906,500 in income distributions and $774,001 in long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

As of March 31, 2022

Sector Rotation Fund	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,007.50	$9.17
	$1,000.00	$1,015.26	$9.75
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.94%, multiplied by 181/365 (to reflect the one-half year period).

Sector Rotation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Grimaldi Portfolio Solutions, Inc.
116 South Franklin Street	Executive Park
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	1207 Route 9, Suite 10 Wappingers Falls, New York 12590

Telephone: 800-773-3863	Telephone: 845-297-3500

World Wide Web @: ncfunds.com	World Wide Web @: ncfunds.com

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: June 8, 2022	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: June 8, 2022	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley H. Lanham
Date: June 8, 2022	Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer